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                                EXHIBIT 10.12 A
                             AMENDMENT NUMBER ONE
                              TO CREDIT AGREEMENT
                              -------------------

     THIS AMENDMENT NUMBER ONE TO CREDIT AGREEMENT (the "Amendment") is made and entered into as of March 8, 2000 by and between SUBURBAN WATER SYSTEMS, a California corporation ("Borrower"), and BANK OF AMERICA, N.A. (the "Bank"), with respect to the following:

                                   RECITALS
                                   --------

     A. Borrower and Bank are parties to a certain credit agreement dated as of July 30, 1999 (with all prior amendments thereto, the "Credit Agreement). Bank and Southwest Water Company, a Delaware corporation ("Southwest"), are also parties to a certain credit agreement dated as of July 30, 1999 (with all prior amendments thereto, the "Southwest Agreement").

     B. The Southwest Agreement contains a series of negative covenants by Southwest in Section 6.02 thereof. The Credit Agreement contains a series of negative covenants by Borrower and Southwest in Section 6.02 thereof. It was and is the intention of the Bank, Southwest and Borrower that the negative covenants in the Southwest Agreement and the Credit Agreement be consistent and not in conflict with each other.

     C. The Bank and Borrower have determined that one negative covenant in the Credit Agreement may be read to conflict with its counterpart in the Southwest Agreement. This Amendment is executed and delivered to eliminate such apparent conflict.

                                   AGREEMENT
                                   ---------

     IN CONSIDERATION OF the foregoing recitals and the agreements contained herein, the Bank and Borrower agree as follows:

     1.   Restatement and Covenant. Clause (ii) of Section 6.02(k) of the Credit
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agreement shall be amended to read, in its entirety, as follows:

          "(ii) continue to own existing capital stock of the Borrower's Subsidiaries (in the case of Borrower); provided, however, that
                                                  --------- --------
          Southwest (but not Borrower) may (A) continue to own the existing capital stock of Borrower and Southwest's other Subsidiaries and (B) make new purchases of the capital stock of or other equity interests in other entities as long as such new investments do not exceed in the aggregate Five Million Dollars ($5,000,000) outstanding at any time, in each case without the Bank's prior written approval;"

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     2.   Counterparts. This Agreement may be executed in two or more
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counterparts, each of which shall be deemed an original, but all of which together shall constitute a single instrument. It shall not be necessary for Borrower and Bank to execute the same couterpart(s) of this Amendment for this Amendment to become effective.

     3.   Defined Terms.  All terms used in the Amendment with initial capital
          -------------
letters and not defined herein shall have the meanings given to such terms in the Credit Agreement.

     4.   Credit Agreement in Effect. Borrower and the Bank agree and
          --------------------------
acknowledge that the Credit Agreement, as hereby amended, remains in full force and effect in accordance with its terms.

     IN WITNESS WHEREOF, Borrower and the Bank have executed this March 2000 Amendment to Credit Agreement to be effective as of the date first set forth above.

BANK OF AMERICA, N.A.                           SUBURBAN WATER SYSTEMS,
                                                a California corporation

By /s/ DEBORAH L. MILLER                        By /s/ DANIEL N. EVANS
------------------------                        ----------------------

Name: Deborah L. Miller                         Name: Daniel N. Evans
-----------------------                         ---------------------

Title: Senior Vice President                    Title: VP Finance and CFO
----------------------------                    -------------------------

         "Bank"                                 By /s/ PETER J. MOERBEEK
                                                ------------------------

                                                Name: Peter J. Moerbeek
                                                -----------------------

                                                Title: Secretary
                                                ----------------

                                                               "Borrower"

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